EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

                                                                                      REAL ESTATE
         BUYCO, INC.                                  C. BREWER -    DISCONTINUED     ACCEPTCE       MAUNA KEA MAC  KA'U AGR. - MAC
                                         BEI          HEAD OFFICE    OPERATIONS       CORP           ORCHARDS       DIV
STATEMENT OF INCOME
-------------------

-----------------------------------------------------------------------------------------------------------------------------------
SALES & REVENUES                            95,866            1,537            2,433           133              111            882
-----------------------------------------------------------------------------------------------------------------------------------
COST OF SALES & OP EXP
COST OF PRODUCTS SOLD                       50,402                                                             (104)          (186)
COST OF PRODUCTS SOLD-I/C                      719                               194                            167            549
WATER OP COSTS AND EXPS
WATER OP COSTS & EXP I/C
OTHER OP COSTS AND EXPS                     13,786                                               5                4             69
OTHER OP COSTS & EXP I/C                    (1,089)                              70
TAXES OTHER THAN INC TAX                     3,196                3                              3
SELLING AND MARKETING EXP                    3,285
GENERAL AND ADMIN EXP                       18,937            5,680
SELLING GEN & ADM EXP I/C                                    (2,115)             800
DEPRN & AMORT. - PP&E                         (116)             168                                             (54)          (167)
DEPRN & AMORT. - OTHER                          61               45
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL COST OF SALES                    89,181            3,781            1,064             8               13            265
------------------------------------------------------------------------------------------------------------------------------------
OPERATING PROFIT                             6,685           (2,244)           1,369           125               98            617
------------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
MANAGEMENT COMP PROVISION                      143            1,077                                                             36
MANAGEMENT COMP NSO'S
FOREIGN EXCHGE LOSS(GAIN)
INT ON DEBT INC CML PAPER                      517            1,233
INTEREST ALLOC PRU CAP
OTHER INTEREST                                                  169                                                             20
INT BANK CREDIT FACILITY                                        255
INTEREST - INTERCOMPANY                        162           12,608              169
   LESS: INT CAPITALIZED                                                                                                        75
WARRANT ACCRETION
TOTAL OTHER DEDUCTIONS                         822           15,342              169                                           (19)
------------------------------------------------------------------------------------------------------------------------------------
INC BEF MIN INT & INC TAX                    5,863          (17,586)           1,200           125               98            636
------------------------------------------------------------------------------------------------------------------------------------

PROVISION FOR INCOME TAX
   CURRENT:
      FEDERAL (U.S.)                                         (5,477)             420          (374)             (39)           186
      STATE/LOCAL                                            (1,126)              71           (40)             (7)             33
      FOREIGN
      ITC & ENERGY CREDIT
          TOTAL CURRENT                                      (6,603)             491          (414)             (46)           219
   DEFERRED:
      FEDERAL (U.S.)                                           (129)             255           414               70             18
      STATE/LOCAL                                               (7)               56            47               13              3
      FOREIGN
      ITC & ENERGY CREDIT
          TOTAL DEFERRED                                       (136)             311           461               83             21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROVISION INC TAX                                      (6,739)             802            47               37            240
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MIN INT-NET INC FM CONT.

INCOME FR CONTINUING OP                      5,863          (10,847)             398            78               61            396
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   INC(L) FM OPER. OF DIS                                                        920
   LESS:  INC TX PROV(REC


                                                                                                          HAWAIIAN
         BUYCO, INC.              WAILUKU AGR. -  MAUNA LOA    KA'U AGR. -    MAUNA LOA                 PACIFIC KAVA    HAWAII COFF
                                  MAC             ORCHARDS     KEAAU MAC      RESOURCES     MLMNC       COMPANY         CO.
STATEMENT OF INCOME
-------------------

-----------------------------------------------------------------------------------------------------------------------------------
SALES & REVENUES                       2,566           5,324          311           180        91,419           3           12,456
-----------------------------------------------------------------------------------------------------------------------------------
COST OF SALES & OP EXP
COST OF PRODUCTS SOLD                  1,181             339         (439)                     50,018         101            7,931
COST OF PRODUCTS SOLD-I/C                112                          439
WATER OP COSTS AND EXPS
WATER OP COSTS & EXP I/C
OTHER OP COSTS AND EXPS                  331                                                      835           1
OTHER OP COSTS & EXP I/C
TAXES OTHER THAN INC TAX                 138                                          3         1,527                          241
SELLING AND MARKETING EXP                 53                                                   36,461                        3,116
GENERAL AND ADMIN EXP
SELLING GEN & ADM EXP I/C                                                            40           550                          175
DEPRN & AMORT. - PP&E                    181              73                                      459                          234
DEPRN & AMORT. - OTHER                                                                                                         113
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL COST OF SALES               1,996             412                         43        89,850         102           11,810
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING PROFIT                         570           4,912          311           137         1,569         (99)             646
-----------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
MANAGEMENT COMP PROVISION                  5                                                      124                           66
MANAGEMENT COMP NSO'S
FOREIGN EXCHGE LOSS(GAIN)
INT ON DEBT INC CML PAPER                                                                          54                           36
INTEREST ALLOC PRU CAP
OTHER INTEREST                                                          6                          66
INT BANK CREDIT FACILITY
INTEREST - INTERCOMPANY                                                                           (66)          6              (33)
   LESS: INT CAPITALIZED
WARRANT ACCRETION
TOTAL OTHER DEDUCTIONS                     5                            6                         178           6               69
------------------------------------------------------------------------------------------------------------------------------------
INC BEF MIN INT & INC TAX                565           4,912          305           137         1,391        (105)             577
------------------------------------------------------------------------------------------------------------------------------------

PROVISION FOR INCOME TAX
   CURRENT:
      FEDERAL (U.S.)                     272                          107            48           304         (33)             227
      STATE/LOCAL                         51                           20             9            33         (7)               35
      FOREIGN
      ITC & ENERGY CREDIT
          TOTAL CURRENT                  323                          127            57           337         (40)             262
   DEFERRED:
      FEDERAL (U.S.)                     (92)                         (9)           (4)           113                            3
      STATE/LOCAL                        (17)                         (2)           (1)            21                            1
      FOREIGN
      ITC & ENERGY CREDIT
          TOTAL DEFERRED                (109)                         (11)          (5)           134                            4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROVISION INC TAX                  214                          116            52           471         (40)             266
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MIN INT-NET INC FM CONT.                                                                          183

INCOME FR CONTINUING OP                  351           4,912          189            85           737         (65)             311
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   INC(L) FM OPER. OF DIS
   LESS:  INC TX PROV(REC


                                    1 OF 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

                                    WAILUKU AGR.    WAILUKU         KA'U AGR. -      KILAUEA         HAWN FRUIT
        BUYCO, INC.                 OTHER           PLANTATIONS     SMTN. RANCH     AGRONOMICS      SPECIALTIES    HAWAII'S OWN
STATEMENT OF INCOME
-------------------

-----------------------------------------------------------------------------------------------------------------------------------
SALES & REVENUES                            8,814              15           2,663            3,411            806           13,045
-----------------------------------------------------------------------------------------------------------------------------------
COST OF SALES & OP EXP
COST OF PRODUCTS SOLD                                                         (12)           2,378            547            7,693
COST OF PRODUCTS SOLD-I/C                                                      12                             61
WATER OP COSTS AND EXPS
WATER OP COSTS & EXP I/C
OTHER OP COSTS AND EXPS                       287                             468
OTHER OP COSTS & EXP I/C
TAXES OTHER THAN INC TAX                                                       83              169             15
SELLING AND MARKETING EXP                                                                      662             66            3,981
GENERAL AND ADMIN EXP                                                                          374             63            1,118
SELLING GEN & ADM EXP I/C                                                                      138             12              100
DEPRN & AMORT. - PP&E                                                          48              (46)            38               23
DEPRN & AMORT. - OTHER                                                                                                         185
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL COST OF SALES                      287                             599            3,675            802           13,100
------------------------------------------------------------------------------------------------------------------------------------
OPERATING PROFIT                            8,527              15           2,064             (264)             4              (55)
------------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
MANAGEMENT COMP PROVISION                                                      19                1                              20
MANAGEMENT COMP NSO'S
FOREIGN EXCHGE LOSS(GAIN)
INT ON DEBT INC CML PAPER                                                                                                       77
INTEREST ALLOC PRU CAP
OTHER INTEREST
INT BANK CREDIT FACILITY
INTEREST - INTERCOMPANY                                                                          7            (3)               30
   LESS: INT CAPITALIZED
WARRANT ACCRETION
TOTAL OTHER DEDUCTIONS                                                         19               10            (3)              127
------------------------------------------------------------------------------------------------------------------------------------
INC BEF MIN INT & INC TAX                   8,527              15           2,045             (274)             7             (182)
------------------------------------------------------------------------------------------------------------------------------------

PROVISION FOR INCOME TAX
   CURRENT:
      FEDERAL (U.S.)                        2,689              31             698             (140)             3              (35)
      STATE/LOCAL                             506               6              79              (29)             1              (9)
      FOREIGN
      ITC & ENERGY CREDIT
          TOTAL CURRENT                     3,195              37             777             (169)             4              (44)
   DEFERRED:
      FEDERAL (U.S.)                           36             (26)            (28)              54            (1)              (18)
      STATE/LOCAL                               6             (5)             (5)               10                             (4)
      FOREIGN
      ITC & ENERGY CREDIT
          TOTAL DEFERRED
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROVISION INC TAX                        42             (31)            (33)              64            (1)              (22)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MIN INT-NET INC FM CONT.                    3,237               6             744             (105)             3              (66)

INCOME FR CONTINUING OP
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:                    5,290               9           1,301             (169)             4             (116)
   INC(L) FM OPER. OF DIS
   LESS:  INC TX PROV(REC


                               WAILUKU AGR.     MAUNA KEA AGR -                   BUYCO BREWER     BUYCO       MAUNA KEA AGR -
        BUYCO, INC.            LAND             LAND              BUYCO, INC      ELIM JE          COMBINED    DIV AGR.

STATEMENT OF INCOME
-------------------

-----------------------------------------------------------------------------------------------------------------------------------
SALES & REVENUES                      1,636            2,427                                                                823
-----------------------------------------------------------------------------------------------------------------------------------
COST OF SALES & OP EXP
COST OF PRODUCTS SOLD                   (4)                                                                                 445
COST OF PRODUCTS SOLD-I/C
WATER OP COSTS AND EXPS
WATER OP COSTS & EXP I/C
OTHER OP COSTS AND EXPS                 412              116                                                                 46
OTHER OP COSTS & EXP I/C                 75                                                                                (115)
TAXES OTHER THAN INC TAX                                  53                                                                296
SELLING AND MARKETING EXP
GENERAL AND ADMIN EXP                                                       328                          328
SELLING GEN & ADM EXP I/C                                                                                                   300
DEPRN & AMORT. - PP&E                    70                4                                                                 60
DEPRN & AMORT. - OTHER
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL COST OF SALES                553              173                328                          328              1,032
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING PROFIT                      1,083            2,254               (328)                        (328)              (209)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
MANAGEMENT COMP PROVISION                                                                                                    38
MANAGEMENT COMP NSO'S
FOREIGN EXCHGE LOSS(GAIN)
INT ON DEBT INC CML PAPER                                                    61                           61
INTEREST ALLOC PRU CAP
OTHER INTEREST                                             6
INT BANK CREDIT FACILITY
INTEREST - INTERCOMPANY
   LESS: INT CAPITALIZED
WARRANT ACCRETION
TOTAL OTHER DEDUCTIONS                                     6                 61                           61                 38
-----------------------------------------------------------------------------------------------------------------------------------
INC BEF MIN INT & INC TAX             1,083            2,248               (389)                        (389)              (247)
-----------------------------------------------------------------------------------------------------------------------------------

PROVISION FOR INCOME TAX
   CURRENT:
      FEDERAL (U.S.)                    357              737                (27)             11          (16)               (55)
      STATE/LOCAL                        36               84                (5)               1          (4)                (11)
      FOREIGN
      ITC & ENERGY CREDIT
          TOTAL CURRENT                 393              821                (32)             12          (20)               (66)
   DEFERRED:
      FEDERAL (U.S.)                    (1)              (1)                (97)            (15)        (112)               (24)
      STATE/LOCAL
      FOREIGN                                                               (18)            (1)          (19)               (5)
      ITC & ENERGY CREDIT
          TOTAL DEFERRED                (1)              (1)               (115)            (16)        (131)               (29)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROVISION INC TAX                 392              820               (147)            (4)         (151)               (95)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
MIN INT-NET INC FM CONT.

INCOME FR CONTINUING OP                 691            1,428               (242)              4         (238)              (152)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   INC(L) FM OPER. OF DIS
   LESS:  INC TX PROV(REC


                                     2 OF 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

                                   KILAUEA           CBCL REAL         REVALUATION                       BUYCO
              BUYCO, INC.          IRRIGATION INC.   ESTATE ADMIN          JES              CJE          CONSOLIDATED
STATEMENT OF INCOME
-------------------

----------------------------------------------------------------------------------------------------------------------------
SALES & REVENUES                             27                              (303)           (21,979)         224,606
----------------------------------------------------------------------------------------------------------------------------
COST OF SALES & OP EXP
COST OF PRODUCTS SOLD                                                                         (4,588)         115,702
COST OF PRODUCTS SOLD-I/C                                                                     (2,253)
WATER OP COSTS AND EXPS
WATER OP COSTS & EXP I/C
OTHER OP COSTS AND EXPS                      30                                                  (49)          16,341
OTHER OP COSTS & EXP I/C                                                                       1,059
TAXES OTHER THAN INC TAX                                                                                        5,727
SELLING AND MARKETING EXP                                                                                      47,624
GENERAL AND ADMIN EXP                                                                            (11)          26,489
SELLING GEN & ADM EXP I/C
DEPRN & AMORT. - PP&E                        71                                                                 1,046
DEPRN & AMORT. - OTHER                                                                                            404
----------------------------------------------------------------------------------------------------------------------------
     TOTAL COST OF SALES                    101                                               (5,842)         213,333
----------------------------------------------------------------------------------------------------------------------------
OPERATING PROFIT                            (74)                             (303)           (16,137)          11,273
----------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
MANAGEMENT COMP PROVISION                                                                         58            1,587
MANAGEMENT COMP NSO'S
FOREIGN EXCHGE LOSS(GAIN)
INT ON DEBT INC CML PAPER                                                                                       1,978
INTEREST ALLOC PRU CAP
OTHER INTEREST                                                                                                    269
INT BANK CREDIT FACILITY                                                                                          255
INTEREST - INTERCOMPANY                                                                      (12,880)
   LESS: INT CAPITALIZED                                                                                           75
WARRANT ACCRETION
TOTAL OTHER DEDUCTIONS                                                                       (12,822)           4,014
----------------------------------------------------------------------------------------------------------------------------
INC BEF MIN INT & INC TAX                   (74)                             (303)            (3,315)           7,259
----------------------------------------------------------------------------------------------------------------------------

PROVISION FOR INCOME TAX
   CURRENT:
      FEDERAL (U.S.)                         12                                                    5              (73)
      STATE/LOCAL                             2                                                  267
      FOREIGN
      ITC & ENERGY CREDIT
          TOTAL CURRENT                      14                                                  272              (73)
   DEFERRED:
      FEDERAL (U.S.)                        (36)                                                 841            1,323
      STATE/LOCAL                           (7)                                                   99              184
      FOREIGN
      ITC & ENERGY CREDIT
          TOTAL DEFERRED                    (43)                                                 940            1,507
----------------------------------------------------------------------------------------------------------------------------
TOTAL PROVISION INC TAX                     (29)                                               1,212            1,434
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
MIN INT-NET INC FM CONT.                                                                         757              940

INCOME FR CONTINUING OP                     (45)                             (303)            (5,284)           4,885
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   INC(L) FM OPER. OF DIS                                                                       (920)
   LESS:  INC TX PROV(REC


                                  DEDUCT: BUYCO     C. BREWER
              BUYCO, INC.         COMBINED          CONSOLIDATED

STATEMENT OF INCOME
-------------------
--------------------------------------------------------------------
SALES & REVENUES                                      224,606
--------------------------------------------------------------------
COST OF SALES & OP EXP
COST OF PRODUCTS SOLD                                 115,702
COST OF PRODUCTS SOLD-I/C
WATER OP COSTS AND EXPS
WATER OP COSTS & EXP I/C
OTHER OP COSTS AND EXPS                                16,341
OTHER OP COSTS & EXP I/C
TAXES OTHER THAN INC TAX                                5,727
SELLING AND MARKETING EXP                              47,624
GENERAL AND ADMIN EXP                 (328)            26,161
SELLING GEN & ADM EXP I/C
DEPRN & AMORT. - PP&E                                   1,046
DEPRN & AMORT. - OTHER                                    404
--------------------------------------------------------------------
     TOTAL COST OF SALES              (328)           213,005
--------------------------------------------------------------------
OPERATING PROFIT                       328             11,601
--------------------------------------------------------------------
OTHER DEDUCTIONS:
MANAGEMENT COMP PROVISION                               1,587
MANAGEMENT COMP NSO'S
FOREIGN EXCHGE LOSS(GAIN)
INT ON DEBT INC CML PAPER              (61)             1,917
INTEREST ALLOC PRU CAP
OTHER INTEREST                                            269
INT BANK CREDIT FACILITY                                  255
INTEREST - INTERCOMPANY
   LESS: INT CAPITALIZED                                   75
WARRANT ACCRETION
TOTAL OTHER DEDUCTIONS                 (61)             3,953
--------------------------------------------------------------------
INC BEF MIN INT & INC TAX              389              7,648
--------------------------------------------------------------------

PROVISION FOR INCOME TAX
   CURRENT:
      FEDERAL (U.S.)                    16                (57)
      STATE/LOCAL                        4                  4
      FOREIGN
      ITC & ENERGY CREDIT
          TOTAL CURRENT                 20                (53)
   DEFERRED:
      FEDERAL (U.S.)                   112              1,435
      STATE/LOCAL                       19                203
      FOREIGN
      ITC & ENERGY CREDIT
          TOTAL DEFERRED               131              1,638
--------------------------------------------------------------------
TOTAL PROVISION INC TAX                151              1,585
--------------------------------------------------------------------
--------------------------------------------------------------------
MIN INT-NET INC FM CONT.                                  940

INCOME FR CONTINUING OP                238              5,123
--------------------------------------------------------------------
--------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   INC(L) FM OPER. OF DIS
   LESS:  INC TX PROV(REC


                                    3 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

                                                                               REAL ESTATE
         BUYCO, INC.                          C. BREWER -      DISCONTINUED    ACCEPTCE       MAUNA KEA MAC  KA'U AGR. - MAC
                                   BEI        HEAD OFFICE      OPERATIONS      CORP           ORCHARDS       DIV
     MIN INT IN INC(
   GAIN(LOSS) ON DISP OF
   LESS:  INC TX PROV(REC
     MIN INT IN GAIN
   EQ IN DISCONT OPS OF S
TOTAL INC(L) FM DISCONT O                                               920
-----------------------------------------------------------------------------------------------------------------------------------
INC BEFORE EXTRA & ACCT          5,863          (10,847)       1,318            78             61         396
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   GAIN(LOSS) ON EXTRAORD
   LESS:  INC TX PROV. (R
          INC TX PROV. (R
          MIN INT IN GAIN
   EQTY IN NET EXTRAORD.
      SUBSIDIARIES & AFFI
          NET EXTRAORDINA
CUMUL EFFECT CHG IN ACCTG
   INC(L) FM CUMUL. EFFEC
   LESS:  INC TX PROV. (R
          INC TAX PROV. (
          MINORITY INTERE
   EQ  CHNGS IN ACCTG. PR
      SUBSIDIARIES & AFFI
    TOTAL EFFECT CHANGES
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                       5,863          (10,847)       1,318            78             61        396
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                          HAWAIIAN
         BUYCO, INC.               WAILUKU AGR. -   MAUNA LOA   KA'U AGR. -       MAUNA LOA               PACIFIC KAVA    HAWAII
                                   MAC              ORCHARDS    KEAAU MAC         RESOURCES    MLMNC      COMPANY         COFFEE CO.

     MIN INT IN INC(
   GAIN(LOSS) ON DISP OF
   LESS:  INC TX PROV(REC
     MIN INT IN GAIN
   EQ IN DISCONT OPS OF S
TOTAL INC(L) FM DISCONT O
-----------------------------------------------------------------------------------------------------------------------------------
INC BEFORE EXTRA & ACCT               351            4,912          189               85          737        (65)             311
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   GAIN(LOSS) ON EXTRAORD
   LESS:  INC TX PROV. (R
          INC TX PROV. (R
          MIN INT IN GAIN
   EQTY IN NET EXTRAORD.
      SUBSIDIARIES & AFFI
          NET EXTRAORDINA
CUMUL EFFECT CHG IN ACCTG
   INC(L) FM CUMUL. EFFEC
   LESS:  INC TX PROV. (R
          INC TAX PROV. (
          MINORITY INTERE
   EQ  CHNGS IN ACCTG. PR
      SUBSIDIARIES & AFFI
    TOTAL EFFECT CHANGES
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                           351            4,912          189               85          737        (65)             311
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


                                    4 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

                                    WAILUKU AGR.    WAILUKU         KA'U AGR. -      KILAUEA         HAWN FRUIT
        BUYCO, INC.                 OTHER           PLANTATIONS     SMTN. RANCH      AGRONOMICS      SPECIALTIES    HAWAII'S OWN

     MIN INT IN INC(
   GAIN(LOSS) ON DISP OF
   LESS:  INC TX PROV(REC
     MIN INT IN GAIN
   EQ IN DISCONT OPS OF S
TOTAL INC(L) FM DISCONT O
-----------------------------------------------------------------------------------------------------------------------------------
INC BEFORE EXTRA & ACCT                     5,290            9             1,301           (169)               4            (116)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   GAIN(LOSS) ON EXTRAORD
   LESS:  INC TX PROV. (R
          INC TX PROV. (R
          MIN INT IN GAIN
   EQTY IN NET EXTRAORD.
      SUBSIDIARIES & AFFI
          NET EXTRAORDINA
CUMUL EFFECT CHG IN ACCTG
   INC(L) FM CUMUL. EFFEC
   LESS:  INC TX PROV. (R
          INC TAX PROV. (
          MINORITY INTERE
   EQ  CHNGS IN ACCTG. PR
      SUBSIDIARIES & AFFI
    TOTAL EFFECT CHANGES
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                  5,290            9             1,301           (169)               4            (116)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------



                               WAILUKU AGR.     MAUNA KEA AGR -                   BUYCO BREWER     BUYCO       MAUNA KEA AGR -
        BUYCO, INC.            LAND             LAND              BUYCO, INC      ELIM JE          COMBINED    DIV AGR.

     MIN INT IN INC(
   GAIN(LOSS) ON DISP OF
   LESS:  INC TX PROV(REC
     MIN INT IN GAIN
   EQ IN DISCONT OPS OF S
TOTAL INC(L) FM DISCONT O
-----------------------------------------------------------------------------------------------------------------------------------
INC BEFORE EXTRA & ACCT                  691          1,428             (242)         4           (238)              (152)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   GAIN(LOSS) ON EXTRAORD
   LESS:  INC TX PROV. (R
          INC TX PROV. (R
          MIN INT IN GAIN
   EQTY IN NET EXTRAORD.
      SUBSIDIARIES & AFFI
          NET EXTRAORDINA
CUMUL EFFECT CHG IN ACCTG
   INC(L) FM CUMUL. EFFEC
   LESS:  INC TX PROV. (R
          INC TAX PROV. (
          MINORITY INTERE
   EQ  CHNGS IN ACCTG. PR
      SUBSIDIARIES & AFFI
    TOTAL EFFECT CHANGES
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                               691          1,428             (242)         4           (238)              (152)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


                                    5 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

                               KILAUEA          CBCL REAL     REVALUATION                 BUYCO      DEDUCT: BUYCO      C. BREWER
              BUYCO, INC.      IRRIGATION INC.  ESTATE ADMIN     JES          CJE     CONSOLIDATED     COMBINED        CONSOLIDATED
     MIN INT IN INC(
   GAIN(LOSS) ON DISP OF
   LESS:  INC TX PROV(REC
     MIN INT IN GAIN
   EQ IN DISCONT OPS OF S
TOTAL INC(L) FM DISCONT O                                                      (920)
-----------------------------------------------------------------------------------------------------------------------------------
INC BEFORE EXTRA & ACCT                   (45)                      (303)    (6,204)        4,885             238            5,123
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
EXTRAORDINARY ITEMS:
   GAIN(LOSS) ON EXTRAORD
   LESS:  INC TX PROV. (R
          INC TX PROV. (R
          MIN INT IN GAIN
   EQTY IN NET EXTRAORD.
      SUBSIDIARIES & AFFI
          NET EXTRAORDINA
CUMUL EFFECT CHG IN ACCTG
   INC(L) FM CUMUL. EFFEC
   LESS:  INC TX PROV. (R
          INC TAX PROV. (
          MINORITY INTERE
   EQ  CHNGS IN ACCTG. PR
      SUBSIDIARIES & AFFI
    TOTAL EFFECT CHANGES
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                (45)                      (303)    (6,204)        4,885             238            5,123
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


                                    6 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)


                                                                               REAL ESTATE
         BUYCO, INC.                          C. BREWER -      DISCONTINUED    ACCEPTCE       MAUNA KEA MAC  KA'U AGR. - MAC
                                   BEI        HEAD OFFICE      OPERATIONS      CORP           ORCHARDS       DIV

BALANCE SHEET
-------------
CURRENT ASSETS:
 CASH                                    113          2,149               2
 TEMPORARY CASH INVEST                                  550
 MARKETABLE SECURITIES
 ACCTS/NOTES REC-TRADE                10,840
    ALLOW DBTFUL ACCTS                   215

-------------------------------------------------------------------------------------------------------------------------------
          NET REC-TRADE               10,625
-------------------------------------------------------------------------------------------------------------------------------

 SUN REC & DEPOSITS, NET                 448             22             571              496             58            668
 INTERCO NOTES AND ACCTS               3,767          1,560          24,700           (1,213)           270          2,143
 DUE FROM BUYCO, INC.                                 9,937
 INTERCO. ACCTS & ACCRD I                269         17,524           2,153                               9             73
 INCOME TAXES RECOVERABLE
 FUTURE INCME TAX BENEFIT
 INVENTORIES:
  RAW MATERIALS                          176
  WORK-IN-PROGRESS                        39
  FINISHED GOODS
  MERCHDISE & COMMODITIES             10,615
  SUPPLIES                             1,287                             11                              13             44
  OTHER INVENTORIES
  GROWING CROPS - SUGAR

-------------------------------------------------------------------------------------------------------------------------------
       TOTAL INVENTORIES              12,117                             11                              13             44
-------------------------------------------------------------------------------------------------------------------------------

  LESS:RESERVE-RAW MAT
       RESERVE - WIP
       RESERVE - FIN GDS
       RESERVE - MDSE&CO
       RESERVE - SUPPLIE
       RESERVE - OTH INV                  64

-------------------------------------------------------------------------------------------------------------------------------
       TOTAL RESRVS INV                   64
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
          NET INVENTORIES             12,053                             11                              13             44
-------------------------------------------------------------------------------------------------------------------------------

 PPD EXP & OTH CUR ASSETS                906              6              19                              79            154

-------------------------------------------------------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS              28,181         31,748          27,456             (717)           429          3,082
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS:
 RESTRICTED CASH DEPOSITS
 COM & PFD STK OF CONSOL
  SUBSIDIARIES AND AFFIL                            114,220
 COM & PFD STK OF UNCONS
  SUBSIDIARIES AND AFFIL
 EQUITY IN DIVISION                                                                                  24,500
 INTERCO NOTES AND ACCTS                                             25,185


                                                                                                          HAWAIIAN
         BUYCO, INC.               WAILUKU AGR. -   MAUNA LOA   KA'U AGR. -       MAUNA LOA               PACIFIC KAVA    HAWAII
                                   MAC              ORCHARDS    KEAAU MAC         RESOURCES    MLMNC      COMPANY         COFFEE CO.


BALANCE SHEET
-------------
CURRENT ASSETS:
 CASH                                                   1                                (5)          4          (7)             8
 TEMPORARY CASH INVEST
 MARKETABLE SECURITIES
 ACCTS/NOTES REC-TRADE                                                                   157      5,795                      1,158
    ALLOW DBTFUL ACCTS                                                                              369                         32

-----------------------------------------------------------------------------------------------------------------------------------
          NET REC-TRADE                                                                  157      5,426                      1,126
-----------------------------------------------------------------------------------------------------------------------------------

 SUN REC & DEPOSITS, NET               5               22               550                7        647                        527
 INTERCO NOTES AND ACCTS             835           39,913             3,323              389      1,829         (267)          688
 DUE FROM BUYCO, INC.                                 108
 INTERCO. ACCTS & ACCRD I                           4,167                97                          66
 INCOME TAXES RECOVERABLE
 FUTURE INCME TAX BENEFIT
 INVENTORIES:
  RAW MATERIALS                                                                                      48
  WORK-IN-PROGRESS                                                                               13,454
  FINISHED GOODS                                                                                 10,133                        980
  MERCHDISE & COMMODITIES                                                                           441
  SUPPLIES                            11                                 33                       2,590                      2,306
  OTHER INVENTORIES
  GROWING CROPS - SUGAR

-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL INVENTORIES              11                                 33                      26,666                      3,286
-----------------------------------------------------------------------------------------------------------------------------------

  LESS:RESERVE-RAW MAT
       RESERVE - WIP
       RESERVE - FIN GDS                                                                            808
       RESERVE - MDSE&CO
       RESERVE - SUPPLIE
       RESERVE - OTH INV

-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL RESRVS INV                                                                             808
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          NET INVENTORIES             11                                 33                      25,858                      3,286
-----------------------------------------------------------------------------------------------------------------------------------

 PPD EXP & OTH CUR ASSETS              3                                (83)              15        625            1           629

-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS             854           44,211             3,920              563     34,455         (273)        6,264
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS:
 RESTRICTED CASH DEPOSITS
 COM & PFD STK OF CONSOL
  SUBSIDIARIES AND AFFIL                                                                            459
 COM & PFD STK OF UNCONS
  SUBSIDIARIES AND AFFIL
 EQUITY IN DIVISION
 INTERCO NOTES AND ACCTS          (7,805)          18,199                                611


                                    7 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)


         BUYCO, INC.                  WAILUKU AGR.      WAILUKU       KA'U AGR. -     KILAUEA        HAWN FRUIT
                                        OTHER         PLANTATIONS     SMTN. RANCH     AGRONOMICS     SPECIALTIES     HAWAII'S OWN

BALANCE SHEET
-------------
CURRENT ASSETS:
 CASH                                                                                         1             1
 TEMPORARY CASH INVEST
 MARKETABLE SECURITIES
 ACCTS/NOTES REC-TRADE                                                    37                639            64               742
    ALLOW DBTFUL ACCTS

----------------------------------------------------------------------------------------------------------------------------------
          NET REC-TRADE                                                   37                639            64               742
----------------------------------------------------------------------------------------------------------------------------------

 SUN REC & DEPOSITS, NET                    67                             4                 39             1
 INTERCO NOTES AND ACCTS                (5,978)            11          1,595               (288)           86
 DUE FROM BUYCO, INC.
 INTERCO. ACCTS & ACCRD I                6,017
 INCOME TAXES RECOVERABLE
 FUTURE INCME TAX BENEFIT
 INVENTORIES:
  RAW MATERIALS                                                                                           172
  WORK-IN-PROGRESS
  FINISHED GOODS                                                                            575            76
  MERCHDISE & COMMODITIES                                                                    61                              55
  SUPPLIES                                                                                   52
  OTHER INVENTORIES
  GROWING CROPS - SUGAR

----------------------------------------------------------------------------------------------------------------------------------
       TOTAL INVENTORIES                                                                    688           248                55
----------------------------------------------------------------------------------------------------------------------------------

  LESS:RESERVE-RAW MAT
       RESERVE - WIP
       RESERVE - FIN GDS
       RESERVE - MDSE&CO
       RESERVE - SUPPLIE
       RESERVE - OTH INV

----------------------------------------------------------------------------------------------------------------------------------
       TOTAL RESRVS INV
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          NET INVENTORIES                                                                   688           248                55
----------------------------------------------------------------------------------------------------------------------------------

 PPD EXP & OTH CUR ASSETS                                                  4                  3                               3

----------------------------------------------------------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                   106             11          1,640              1,082           400               800
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 RESTRICTED CASH DEPOSITS
 COM & PFD STK OF CONSOL
  SUBSIDIARIES AND AFFIL
 COM & PFD STK OF UNCONS
  SUBSIDIARIES AND AFFIL
 EQUITY IN DIVISION
 INTERCO NOTES AND ACCTS                44,209           (648)


         BUYCO, INC.              WAILUKU AGR.       MAUNA KEA                     BUYCO BREWER     BUYCO         MAUNA KEA AGR -
                                  LAND               AGR-LAND     BUYCO, INC      ELIM JE          COMBINED      DIV AGR.

BALANCE SHEET
-------------
CURRENT ASSETS:
 CASH                                                                   6                                6                (13)
 TEMPORARY CASH INVEST
 MARKETABLE SECURITIES
 ACCTS/NOTES REC-TRADE                                   67                                                               332
    ALLOW DBTFUL ACCTS                                                                                                    124

---------------------------------------------------------------------------------------------------------------------------------
          NET REC-TRADE                                  67                                                               208
---------------------------------------------------------------------------------------------------------------------------------

 SUN REC & DEPOSITS, NET                 30                                                                                 1
 INTERCO NOTES AND ACCTS                803             258                                                               (50)
 DUE FROM BUYCO, INC.                                   379           415            (10,839)      (10,424)
 INTERCO. ACCTS & ACCRD I
 INCOME TAXES RECOVERABLE
 FUTURE INCME TAX BENEFIT
 INVENTORIES:
  RAW MATERIALS
  WORK-IN-PROGRESS
  FINISHED GOODS
  MERCHDISE & COMMODITIES
  SUPPLIES                                                                                                                  9
  OTHER INVENTORIES
  GROWING CROPS - SUGAR

---------------------------------------------------------------------------------------------------------------------------------
       TOTAL INVENTORIES                                                                                                    9
---------------------------------------------------------------------------------------------------------------------------------

  LESS:RESERVE-RAW MAT
       RESERVE - WIP
       RESERVE - FIN GDS
       RESERVE - MDSE&CO
       RESERVE - SUPPLIE
       RESERVE - OTH INV

---------------------------------------------------------------------------------------------------------------------------------
       TOTAL RESRVS INV
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          NET INVENTORIES                                                                                                   9
---------------------------------------------------------------------------------------------------------------------------------

 PPD EXP & OTH CUR ASSETS                                                                                                  16

---------------------------------------------------------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                833             704           421            (10,839)      (10,418)               171
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 RESTRICTED CASH DEPOSITS
 COM & PFD STK OF CONSOL
  SUBSIDIARIES AND AFFIL                                            5,201             (5,201)
 COM & PFD STK OF UNCONS
  SUBSIDIARIES AND AFFIL
 EQUITY IN DIVISION
 INTERCO NOTES AND ACCTS             31,488

                                     8 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)


        BUYCO, INC.                 KILAUEA         CBCL REAL     REVALUATION              BUYCO       DEDUCT: BUYCO     C. BREWER
                                 IRRIGATION INC.   ESTATE ADMIN      JES         CJE    CONSOLIDATED     COMBINED      CONSOLIDATED
BALANCE SHEET
-------------
CURRENT ASSETS:
 CASH                                                                                         2,260          (6)             2,254
 TEMPORARY CASH INVEST                                                                          550                            550
 MARKETABLE SECURITIES
 ACCTS/NOTES REC-TRADE                8                                                      19,839                         19,839
    ALLOW DBTFUL ACCTS                2                                                         742                            742

----------------------------------------------------------------------------------------------------------------------------------
          NET REC-TRADE               6                                                      19,097                         19,097
----------------------------------------------------------------------------------------------------------------------------------

 SUN REC & DEPOSITS, NET                                                                      4,163                          4,163
 INTERCO NOTES AND ACCTS            (16)                                      (74,358)
 DUE FROM BUYCO, INC.                                                                                     10,424            10,424
 INTERCO. ACCTS & ACCRD I                                                     (30,375)
 INCOME TAXES RECOVERABLE
 FUTURE INCME TAX BENEFIT
 INVENTORIES:
  RAW MATERIALS                                                                                 396                            396
  WORK-IN-PROGRESS                                                                           13,493                         13,493
  FINISHED GOODS                                                                             11,764                         11,764
  MERCHDISE & COMMODITIES                                                                    11,172                         11,172
  SUPPLIES                                                                                    6,356                          6,356
  OTHER INVENTORIES                                                               253           253                            253
  GROWING CROPS - SUGAR

----------------------------------------------------------------------------------------------------------------------------------
       TOTAL INVENTORIES                                                          253        43,434                         43,434
----------------------------------------------------------------------------------------------------------------------------------

  LESS:RESERVE-RAW MAT
       RESERVE - WIP
       RESERVE - FIN GDS                                                                        808                            808
       RESERVE - MDSE&CO
       RESERVE - SUPPLIE
       RESERVE - OTH INV                                                                         64                             64

----------------------------------------------------------------------------------------------------------------------------------
       TOTAL RESRVS INV                                                                         872                            872
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          NET INVENTORIES                                                       253          42,562                         42,562
----------------------------------------------------------------------------------------------------------------------------------

 PPD EXP & OTH CUR ASSETS             1                                                       2,381                          2,381

----------------------------------------------------------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS             (9)                                     (104,480)       71,013       10,418            81,431
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 RESTRICTED CASH DEPOSITS
 COM & PFD STK OF CONSOL
  SUBSIDIARIES AND AFFIL                                                     (114,679)
 COM & PFD STK OF UNCONS
  SUBSIDIARIES AND AFFIL
 EQUITY IN DIVISION                                                           (24,500)
 INTERCO NOTES AND ACCTS                                                     (111,239)


                                    9 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

                                                  C. BREWER -     DISCONTINUED    REAL ESTATE      MAUNA KEA MAC   KA'U AGR. - MAC
              BUYCO, INC.              BEI        HEAD OFFICE     OPERATIONS      ACCEPTCE CORP    ORCHARDS        DIV
 OTHER INVESTMENTS:
  COOPERATIVES AND JOINT                                                 11
  N/C ACCOUNTS AND NOTES                                              1,141             2,641
  MISCELLANEOUS INVESTMT               38                9           34,330

----------------------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER INV              38                9           35,482             2,641
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 TOTAL LONG-TERM INVESTME              38          114,229           60,667             2,641           24,500
----------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
LAND                                1,776            1,880            1,452                                143              198
BUILDING AND IMPROVEMENTS          10,945            3,292            1,619                                 26              703
MACHINERY AND EQUIPMENT            23,084            1,127              334                              2,082            5,630
REAL ESTATE IMPROVEMENTS            1,824                             1,423                                547            3,187
RANCH & DAIRY LIVESTOCK
CONSTR'N WORK-IN-PROGRESS           2,882               50                                               1,578            1,279
MISCELLANEOUS                          28             (107)              47                                (54)            (167)
PROPERTY, PLANT & EQUIP

----------------------------------------------------------------------------------------------------------------------------------
          TOTAL PP&E               40,539            6,242            4,875                              4,322           10,830
-----------------------------------------------------------------------------------------------------------------------------------

    ACCUM DEPR & AMORT             27,545              586            2,112                              2,047            6,195

----------------------------------------------------------------------------------------------------------------------------------
          NET PP&E                 12,994            5,656            2,763                              2,275            4,635
----------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 DEBT EXPENSE
 CAPITAL STOCK EXPENSE
 DEFERRED INC TAX BENEFIT                             (670)
 OTHER DEFERRED CHARGES                21              180

----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DEFERRED CHARGES               21             (490)
----------------------------------------------------------------------------------------------------------------------------------


EXCESS CST OVER NET ASSET           6,119


OTHER ASSETS:
 LICENSES
 FRANCHISES
 PATENTS
 OTHER                                735

----------------------------------------------------------------------------------------------------------------------------------
     TOTAL OTHER ASSETS               735
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                       48,088          151,143           90,886             1,924           27,204            7,717
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                    HAWAIIAN
             BUYCO, INC.   WAILUKU AGR. -   MAUNA LOA   KA'U AGR. -     MAUNA LOA                   PACIFIC KAVA     HAWAII COFFEE
                           MAC              ORCHARDS    KEAAU MAC       RESOURCES    MLMNC          COMPANY          CO.
OTHER INVESTMENTS:
 COOPERATIVES AND JOINT
 N/C ACCOUNTS AND NOTES
 MISCELLANEOUS INVESTMT                       280                          587

-------------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER INV                      280                          587
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTME        (7,085)    18,479                        1,198         459
-------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
LAND                                          100           259                        257                               1,029
BUILDING AND IMPROVEMENTS          248                       58                      3,285                               2,071
MACHINERY AND EQUIPMENT          2,151                    2,994             29      15,966                               2,639
REAL ESTATE IMPROVEMENTS         2,632      2,794             5                        372
RANCH & DAIRY LIVESTOCK
CONSTR'N WORK-IN-PROGRESS                                    10                        278            266
MISCELLANEOUS                    7,460                                                (453)
PROPERTY, PLANT & EQUIP

-------------------------------------------------------------------------------------------------------------------------------
         TOTAL PP&E             12,491      2,894         3,326             29      19,705            266                5,739
-------------------------------------------------------------------------------------------------------------------------------

   ACCUM DEPR & AMORT            6,398        212         2,750             22      12,641                               2,696

-------------------------------------------------------------------------------------------------------------------------------
         NET PP&E                6,093      2,682           576              7       7,064            266                3,043
-------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
DEBT EXPENSE
CAPITAL STOCK EXPENSE
DEFERRED INC TAX BENEFIT
OTHER DEFERRED CHARGES

-------------------------------------------------------------------------------------------------------------------------------
 TOTAL DEFERRED CHARGES
-------------------------------------------------------------------------------------------------------------------------------


EXCESS CST OVER NET ASSET

OTHER ASSETS:
LICENSES
FRANCHISES
PATENTS
OTHER
                                                                                                                         2,639
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL OTHER ASSETS                                                                                                   2,639
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                      (858)    65,372         4,496          1,768    41,978                 (7)             11,946
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


                                    10 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)


      BUYCO, INC.               WAILUKU AGR.  WAILUKU         KA'U AGR. -    KILAUEA      HAWN FRUIT                   WAILUKU AGR.
                                OTHER         PLANTATIONS     SMTN. RANCH    AGRONOMICS   SPECIALTIES   HAWAII'S OWN   LAND
 OTHER INVESTMENTS:
  COOPERATIVES AND JOINT                           427
  N/C ACCOUNTS AND NOTES
  MISCELLANEOUS INVESTMT

-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER INV                          427
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL LONG-TERM INVESTME        44,209           (221)                                                                     31,488
-----------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
LAND                                                                259         376                                             19
BUILDING AND IMPROVEMENTS                                           410         838           962              3                69
MACHINERY AND EQUIPMENT                                             755       4,359           328            193
REAL ESTATE IMPROVEMENTS                                          4,948         564                                             77
RANCH & DAIRY LIVESTOCK
CONSTR'N WORK-IN-PROGRESS                                           583         418                                          1,903
MISCELLANEOUS                                                         1        (200)                          82
PROPERTY, PLANT & EQUIP

-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL PP&E                                              6,956       6,355         1,290            278             2,068
-----------------------------------------------------------------------------------------------------------------------------------

    ACCUM DEPR & AMORT                                            5,664       4,349           598            219                70

-----------------------------------------------------------------------------------------------------------------------------------
          NET PP&E                                                1,292       2,006           692             59             1,998
-----------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 DEBT EXPENSE
 CAPITAL STOCK EXPENSE
 DEFERRED INC TAX BENEFIT           670
 OTHER DEFERRED CHARGES                                                                                                        278

-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DEFERRED CHARGES            670                                                                                        278
-----------------------------------------------------------------------------------------------------------------------------------


EXCESS CST OVER NET ASSET                                                                                    932


OTHER ASSETS:
 LICENSES
 FRANCHISES
 PATENTS
 OTHER                                                                                                       438                32

-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL OTHER ASSETS                                                                                      438                32
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                     44,985           (210)           2,932       3,088         1,092          2,229            34,629
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

         BUYCO, INC.          MAUNA KEA                 BUYCO BREWER    BUYCO        MAUNA KEA AGR -
                              AGR - LAND  BUYCO, INC    ELIM JE         COMBINED     DIV AGR.
 OTHER INVESTMENTS:
  COOPERATIVES AND JOINT
  N/C ACCOUNTS AND NOTES                      600                         600
  MISCELLANEOUS INVESTMT

------------------------------------------------------------------------------------------------------
          TOTAL OTHER INV                     600                         600
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 TOTAL LONG-TERM INVESTME                   5,801        (5,201)          600
------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
LAND                            35,699                      149           149              1,370
BUILDING AND IMPROVEMENTS          580                                                       551
MACHINERY AND EQUIPMENT                                                                      996
REAL ESTATE IMPROVEMENTS                                                                     339
RANCH & DAIRY LIVESTOCK
CONSTR'N WORK-IN-PROGRESS        2,203                        2             2
MISCELLANEOUS                                                                                 94
PROPERTY, PLANT & EQUIP

------------------------------------------------------------------------------------------------------
          TOTAL PP&E            38,482                      151           151              3,350
------------------------------------------------------------------------------------------------------

    ACCUM DEPR & AMORT             262                                                     1,609

------------------------------------------------------------------------------------------------------
          NET PP&E              38,220                      151           151              1,741
------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 DEBT EXPENSE
 CAPITAL STOCK EXPENSE
 DEFERRED INC TAX BENEFIT
 OTHER DEFERRED CHARGES

------------------------------------------------------------------------------------------------------
  TOTAL DEFERRED CHARGES
------------------------------------------------------------------------------------------------------


EXCESS CST OVER NET ASSET


OTHER ASSETS:
 LICENSES
 FRANCHISES
 PATENTS
 OTHER

------------------------------------------------------------------------------------------------------
     TOTAL OTHER ASSETS
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
TOTAL ASSETS                    38,924      6,222       (15,889)       (9,667)             1,912
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


                                    11 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)


         BUYCO, INC.        KILAUEA          CBCL REAL       REVALUATION               BUYCO        DEDUCT: BUYCO     C. BREWER
                            IRRIGATION INC.  ESTATE ADMIN       JES        CJE      CONSOLIDATED      COMBINED      CONSOLIDATED
OTHER INVESTMENTS:
  COOPERATIVES AND JOINT                                                                     438                               438
  N/C ACCOUNTS AND NOTES                                                                   4,382            (600)            3,782
  MISCELLANEOUS INVESTMT                                                    (34,330)         914                               914

-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL OTHER INV                                                        (34,330)       5,734            (600)            5,134
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL LONG-TERM INVESTME                                                  (284,748)       5,734            (600)            5,134
-----------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
LAND                                                              27,711    (31,510)      41,167            (149)           41,018
BUILDING AND IMPROVEMENTS                                                       210       25,870                            25,870
MACHINERY AND EQUIPMENT                  20                                               62,687                            62,687
REAL ESTATE IMPROVEMENTS              1,683                                    (442)      19,953                            19,953
RANCH & DAIRY LIVESTOCK
CONSTR'N WORK-IN-PROGRESS                52                                     (82)      11,422              (2)           11,420
MISCELLANEOUS                           (42)                      (4,782)                  1,907                             1,907
PROPERTY, PLANT & EQUIP

-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL PP&E                       1,713                       22,929    (31,824)     163,006            (151)          162,855
-----------------------------------------------------------------------------------------------------------------------------------

    ACCUM DEPR & AMORT                1,170                                     210       77,355                            77,355

-----------------------------------------------------------------------------------------------------------------------------------
    NET PP&E                            543                       22,929    (32,034)      85,651            (151)           85,500
-----------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 DEBT EXPENSE
 CAPITAL STOCK EXPENSE
 DEFERRED INC TAX BENEFIT
 OTHER DEFERRED CHARGES                                                        (101)         378                               378

-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DEFERRED CHARGES                                                       (101)         378                               378
-----------------------------------------------------------------------------------------------------------------------------------


EXCESS CST OVER NET ASSET                                                    (2,900)       4,151                             4,151


OTHER ASSETS:
 LICENSES
 FRANCHISES
 PATENTS
 OTHER                                                                          (32)       3,812                             3,812

-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL OTHER ASSETS                                                         (32)       3,812                             3,812
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                            534                       22,929   (424,295)     170,739           9,667           180,406
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


                                    12 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

                                                                                 REAL ESTATE
                                                C. BREWER -     DISCONTINUED     ACCEPTCE       MAUNA KEA MAC    KA'U AGR. -
         BUYCO, INC.                  BEI      HEAD OFFICE      OPERATIONS       CORP           ORCHARDS         MAC DIV
CURRENT LIABILITIES:
 LOANS PAYABLE TO BANKS
 LOANS PAYABLE TO OTHERS
 LT DEBT - CURRENT MATURI             2,898          5,499                                                                  86
 ACCOUNTS PAYABLE - TRADE            11,294             81                83                               2                39
 BANK OVERDRAFT                       4,467                               50
 INTERCOMPANY NOTES AND A             1,460         18,199
 DUE TO BUYCO, INC.
 I/C ACCTS & ACCRD INTERE               (34)        21,914            (7,412)             2              193             2,501
 ACCRUED INTEREST                        10            182
 ACCRUED INTEREST ALLOCAT
 DIVIDENDS PAYABLE                                                        18
 DIVIDENDS PAYABLE - I/C                             1,068               134
 INCOME TAXES
     FEDERAL                                        (3,316)
     STATE AND OTHER                   (177)          (245)

---------------------------------------------------------------------------------------------------------------------------------
 INCOME TAXES                          (177)        (3,561)
---------------------------------------------------------------------------------------------------------------------------------

 DEF INC TXS - CURRENT PO                           (5,828)
 OTHER TAXES ACCRUED OR W               404              6                26                               8                34
 CUSTOMERS' AND OTHER DEP                32                                                               30
 UNEARNED REV - CUR PORTI                25                                                                                 15
 RES FOR CONTG - CUR PORT
 OTH CUR & ACCRD LIABILIT             4,244          2,732             2,614                              33               307

---------------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT L            24,623         40,292            (4,487)             2              266             2,982
---------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 INTERCOMPANY NOTES AND A             1,560        174,321
 BANK CREDIT FACILITIES
 L/T DEBT ALLOCATED
 OTHER                                2,749          7,463                                                                 234

---------------------------------------------------------------------------------------------------------------------------------
          L/T DEBT - EXCL             4,309        181,784                                                                 234
---------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 DEFERRED PENSION EXPENSE
 DEFERRED INCOME TAXES
   FEDERAL                               81         16,526              (848)           322           (1,082)              806
   STATE AND OTHER                      (68)         4,332              (364)            37             (170)              112

---------------------------------------------------------------------------------------------------------------------------------
          TOTAL DEF INC T                13         20,858            (1,212)           359           (1,252)              918
---------------------------------------------------------------------------------------------------------------------------------


 UNEARNED REVENUES                      495
 RESERVES FOR CONTINGENCI               231            372               (8)
 WARRANTS
 MISCELLANEOUS N/C LIABIL               866            642             4,220                             210


                                                                                                     HAWAIIAN
                           WAILUKU AGR. -    MAUNA LOA    KA'U AGR. -       MAUNA LOA                PACIFIC KAVA    HAWAII COFFEE
         BUYCO, INC.       MAC               ORCHARDS     KEAAU MAC         RESOURCES      MLMNC     COMPANY         CO.
CURRENT LIABILITIES:
 LOANS PAYABLE TO BANKS
 LOANS PAYABLE TO OTHERS
 LT DEBT - CURRENT MATURI       6                             27                             253                        15
 ACCOUNTS PAYABLE - TRADE                                      9                           6,378        11             291
 BANK OVERDRAFT                 7                                                          1,427                       327
 INTERCOMPANY NOTES AND A                                                       1
 DUE TO BUYCO, INC.
 I/C ACCTS & ACCRD INTERE     396              229         3,029                             105        47             (63)
 ACCRUED INTEREST
 ACCRUED INTEREST ALLOCAT
 DIVIDENDS PAYABLE
 DIVIDENDS PAYABLE - I/C
 INCOME TAXES
     FEDERAL                                                                                 (7)
     STATE AND OTHER

--------------------------------------------------------------------------------------------------------------------------------
 INCOME TAXES                                                                                (7)
--------------------------------------------------------------------------------------------------------------------------------

 DEF INC TXS - CURRENT PO
 OTHER TAXES ACCRUED OR W      15                             32                3            306                         17
 CUSTOMERS' AND OTHER DEP
 UNEARNED REV - CUR PORTI
 RES FOR CONTG - CUR PORT
 OTH CUR & ACCRD LIABILIT      79                8           104               30          2,558                        258

--------------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT L     503              237         3,201               34         11,020        58              845
--------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 INTERCOMPANY NOTES AND A
 BANK CREDIT FACILITIES
 L/T DEBT ALLOCATED
 OTHER                         33                             39                             437                        213

--------------------------------------------------------------------------------------------------------------------------------
          L/T DEBT - EXCL      33                             39                             437                        213
----------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 DEFERRED PENSION EXPENSE
 DEFERRED INCOME TAXES
   FEDERAL                  1,970                            (25)              17          1,894                         11
   STATE AND OTHER            257                            (4)                3            258                       (201)

----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DEF INC T   2,227                            (29)              20          2,152                       (190)
----------------------------------------------------------------------------------------------------------------------------------


 UNEARNED REVENUES                                14
 RESERVES FOR CONTINGENCI
 WARRANTS
 MISCELLANEOUS N/C LIABIL                                                                    165                           3



                                    13 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

         BUYCO, INC.       WAILUKU AGR. -    WAILUKU         KA'U AGR. -     KILAUEA      HAWN FRUIT                   WAILUKU AGR.
                           OTHER             PLANTATIONS     SMTN. RANCH     AGRONOMICS   SPECIALTIES   HAWAII'S OWN   LAND
CURRENT LIABILITIES:
 LOANS PAYABLE TO BANKS
 LOANS PAYABLE TO OTHERS
 LT DEBT - CURRENT MATURI                                                            18                          160
 ACCOUNTS PAYABLE - TRADE              58                               4           153            29          1,290              9
 BANK OVERDRAFT                                                                      71            26            396
 INTERCOMPANY NOTES AND A                                                             1
 DUE TO BUYCO, INC.                                                                                              902
 I/C ACCTS & ACCRD INTERE             348                             236                                        339            447
 ACCRUED INTEREST                                                                                                 59
 ACCRUED INTEREST ALLOCAT
 DIVIDENDS PAYABLE
 DIVIDENDS PAYABLE - I/C           (1,202)
 INCOME TAXES
     FEDERAL
     STATE AND OTHER

------------------------------------------------------------------------------------------------------------------------------------
 INCOME TAXES
------------------------------------------------------------------------------------------------------------------------------------

 DEF INC TXS - CURRENT PO
 OTHER TAXES ACCRUED OR W               1                               4            37             3              2              3
 CUSTOMERS' AND OTHER DEP                                                                                                        25
 UNEARNED REV - CUR PORTI
 RES FOR CONTG - CUR PORT
 OTH CUR & ACCRD LIABILIT                                             146           477            33             56

------------------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT L            (795)                            390           757            91          3,204            484
------------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 INTERCOMPANY NOTES AND A                                           3,581
 BANK CREDIT FACILITIES
 L/T DEBT ALLOCATED
 OTHER                                                                               13                          980

------------------------------------------------------------------------------------------------------------------------------------
          L/T DEBT - EXCL                                           3,581            13                          980
------------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 DEFERRED PENSION EXPENSE
 DEFERRED INCOME TAXES
   FEDERAL                           (610)            (23)             (8)          250            (8)           (85)           683
   STATE AND OTHER                   (112)             (4)             (4)           48            (2)            (9)            69

------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DEF INC T            (722)            (27)            (12)          298           (10)           (94)           752
------------------------------------------------------------------------------------------------------------------------------------


 UNEARNED REVENUES
 RESERVES FOR CONTINGENCI
 WARRANTS
 MISCELLANEOUS N/C LIABIL           1,687                                             3                                          35


         BUYCO, INC.         MAUNA KEA                          BUYCO BREWER          BUYCO               MAUNA KEA AGR
                             AGR - LAND       BUYCO, INC        ELIM JE               COMBINED            - DIV AGR.
CURRENT LIABILITIES:
 LOANS PAYABLE TO BANKS
 LOANS PAYABLE TO OTHERS
 LT DEBT - CURRENT MATURI                             759                                    759
 ACCOUNTS PAYABLE - TRADE            121                                                                              4
 BANK OVERDRAFT
 INTERCOMPANY NOTES AND A         (1,461)
 DUE TO BUYCO, INC.                                 9,764            (10,666)               (902)
 I/C ACCTS & ACCRD INTERE                                                                                           (77)
 ACCRUED INTEREST                                     143                                    143
 ACCRUED INTEREST ALLOCAT
 DIVIDENDS PAYABLE
 DIVIDENDS PAYABLE - I/C
 INCOME TAXES
     FEDERAL                                                           1,151               1,151
     STATE AND OTHER                                                     229                 229

-------------------------------------------------------------------------------------------------------------------------
 INCOME TAXES                                                          1,380               1,380
-------------------------------------------------------------------------------------------------------------------------

 DEF INC TXS - CURRENT PO                                               (359)               (359)
 OTHER TAXES ACCRUED OR W                                                                                             7
 CUSTOMERS' AND OTHER DEP            240                                                                            276
 UNEARNED REV - CUR PORTI
 RES FOR CONTG - CUR PORT
 OTH CUR & ACCRD LIABILIT                                                  5                   5                     92

-------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT L         (1,100)          10,666             (9,640)              1,026                    302
-------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 INTERCOMPANY NOTES AND A
 BANK CREDIT FACILITIES
 L/T DEBT ALLOCATED
 OTHER

-------------------------------------------------------------------------------------------------------------------------
          L/T DEBT - EXCL
-------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 DEFERRED PENSION EXPENSE                           4,864                                  4,864
 DEFERRED INCOME TAXES
   FEDERAL                           253             (495)            (2,275)             (2,770)                   (43)
   STATE AND OTHER                    14              (90)               858                 768                     (8)

-------------------------------------------------------------------------------------------------------------------------
          TOTAL DEF INC T            267             (585)            (1,417)             (2,002)                   (51)
-------------------------------------------------------------------------------------------------------------------------


 UNEARNED REVENUES
 RESERVES FOR CONTINGENCI
 WARRANTS
 MISCELLANEOUS N/C LIABIL                             600                 11                 611


                                    14 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

         BUYCO, INC.       KILAUEA           CBCL REAL       REVALUATION                   BUYCO      DEDUCT: BUYCO     C. BREWER
                           IRRIGATION INC.   ESTATE ADMIN        JES          CJE     CONSOLIDATED      COMBINED       CONSOLIDATED
CURRENT LIABILITIES:
 LOANS PAYABLE TO BANKS
 LOANS PAYABLE TO OTHERS
 LT DEBT - CURRENT MATURI                                                                    9,721            (759)           8,962
 ACCOUNTS PAYABLE - TRADE                1                                                  19,857                           19,857
 BANK OVERDRAFT                                                                              6,771                            6,771
 INTERCOMPANY NOTES AND A                                                   (18,200)
 DUE TO BUYCO, INC.                                                                                            902              902
 I/C ACCTS & ACCRD INTERE                                                   (22,200)
 ACCRUED INTEREST                                                                              394            (143)             251
 ACCRUED INTEREST ALLOCAT
 DIVIDENDS PAYABLE                                                                              18                               18
 DIVIDENDS PAYABLE - I/C
 INCOME TAXES
     FEDERAL                                                                      5         (2,167)         (1,151)          (3,318)
     STATE AND OTHER                                                            267             74            (229)            (155)

------------------------------------------------------------------------------------------------------------------------------------
 INCOME TAXES                                                                   272         (2,093)         (1,380)          (3,473)
------------------------------------------------------------------------------------------------------------------------------------

 DEF INC TXS - CURRENT PO                                                     3,288         (2,899)            359           (2,540)
 OTHER TAXES ACCRUED OR W                                                                      908                              908
 CUSTOMERS' AND OTHER DEP                                                                      603                              603
 UNEARNED REV - CUR PORTI                                                                       40                               40
 RES FOR CONTG - CUR PORT
 OTH CUR & ACCRD LIABILIT                                         (4,782)       129          9,123             (5)            9,118

------------------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT L                1                        (4,782)   (36,711)        42,443          (1,026)          41,417
------------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 INTERCOMPANY NOTES AND A                                                  (179,462)
 BANK CREDIT FACILITIES
 L/T DEBT ALLOCATED
 OTHER                                                                                      12,161                           12,161

------------------------------------------------------------------------------------------------------------------------------------
          L/T DEBT - EXCL                                                  (179,462)        12,161                           12,161
------------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 DEFERRED PENSION EXPENSE                                                                    4,864          (4,864)
 DEFERRED INCOME TAXES
   FEDERAL                               4                                   (4,914)        12,401           2,770           15,171
   STATE AND OTHER                      (2)                                    (390)         4,560            (768)           3,792

------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DEF INC T                2                                   (5,304)        16,961           2,002           18,963
------------------------------------------------------------------------------------------------------------------------------------


 UNEARNED REVENUES                                                                             509                              509
 RESERVES FOR CONTINGENCI                                                                      595                              595
 WARRANTS
 MISCELLANEOUS N/C LIABIL                                                       (71)         8,371            (611)           7,760


                                    15 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

                                                                              REAL ESTATE
         BUYCO, INC.                          C. BREWER -    DISCONTINUED     ACCEPTCE         MAUNA KEA MAC     KA'U AGR. - MAC
                                  BEI         HEAD OFFICE    OPERATIONS       CORP             ORCHARDS          DIV
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER LIA           1,605           21,872          3,000              359             (1,042)                918
------------------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 PREFERRED/PREFERENCE STO
 COMMON STOCK
 ADDT'L PIC,R/E & CUM TRA

------------------------------------------------------------------------------------------------------------------------------------
          TOTAL MINORITY
------------------------------------------------------------------------------------------------------------------------------------

 EXCESS NET ASSETS OVER C                           (5,829)         3,800


STOCKHOLDERS' EQUITY:
 HEAD OFFICE ACCOUNT                                              (68,489)                                (73)             53,483
 PREFERRED STOCK                                    34,330
 PREFERENCE STOCK
 COMMON STOCK                       1,001            5,201          6,035                1
 ADDITIONAL PAID-IN CAPIT         (31,868)         (22,286)        71,198            1,094             11,998             (49,924)
 CUMULATIVE TRANSLATION A
 RETAINED EARNINGS                 48,418         (104,221)        79,829              468             16,055                  24

------------------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL (LINES 79           17,551          (86,976)        88,573            1,563             27,980               3,583
------------------------------------------------------------------------------------------------------------------------------------

       LESS TREASURY STOC

------------------------------------------------------------------------------------------------------------------------------------
          SHAREHOLDERS' E          17,551          (86,976)        88,573            1,563             27,980               3,583
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD          48,088          151,143         90,886            1,924             27,204               7,717


                                                                                                      HAWAIIAN
         BUYCO, INC.        WAILUKU AGR. -   MAUNA LOA    KA'U AGR. -       MAUNA LOA                 PACIFIC KAVA    HAWAII COFFEE
                            MAC              ORCHARDS     KEAAU MAC         RESOURCES      MLMNC      COMPANY         CO.
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER LIA            2,227           14           (29)              20         2,317                          (187)
-----------------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 PREFERRED/PREFERENCE STO
 COMMON STOCK
 ADDT'L PIC,R/E & CUM TRA                                                                        105

-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL MINORITY                                                                         105
-----------------------------------------------------------------------------------------------------------------------------------

 EXCESS NET ASSETS OVER C


STOCKHOLDERS' EQUITY:
 HEAD OFFICE ACCOUNT                              2,215        12,470
 PREFERRED STOCK
 PREFERENCE STOCK
 COMMON STOCK                                                                        1             1
 ADDITIONAL PAID-IN CAPIT                        33,542       (11,813)             458         3,844                        13,119
 CUMULATIVE TRANSLATION A
 RETAINED EARNINGS                  (3,621)      29,364           628            1,255        24,254           (65)         (2,044)

-----------------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL (LINES 79            (3,621)      65,121         1,285            1,714        28,099           (65)         11,075
-----------------------------------------------------------------------------------------------------------------------------------

       LESS TREASURY STOC

-----------------------------------------------------------------------------------------------------------------------------------
          SHAREHOLDERS' E           (3,621)      65,121         1,285            1,714        28,099           (65)         11,075
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD             (858)      65,372         4,496            1,768        41,978            (7)         11,946


                                    16 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

              BUYCO, INC.    WAILUKU AGR.   WAILUKU            KA'U AGR. -     KILAUEA       HAWN FRUIT
                             OTHER          PLANTATIONS        SMTN. RANCH     AGRONOMICS    SPECIALTIES       HAWAII'S OWN
-----------------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER LIA             965             (27)             (12)           301              (10)             (94)
-----------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 PREFERRED/PREFERENCE STO
 COMMON STOCK
 ADDT'L PIC,R/E & CUM TRA

-----------------------------------------------------------------------------------------------------------------------------
          TOTAL MINORITY
-----------------------------------------------------------------------------------------------------------------------------

 EXCESS NET ASSETS OVER C

STOCKHOLDERS' EQUITY:
 HEAD OFFICE ACCOUNT                                                   394
 PREFERRED STOCK
 PREFERENCE STOCK
 COMMON STOCK                                           1                1              2                1
 ADDITIONAL PAID-IN CAPIT                                          (28,055)          (996)             982           (1,250)
 CUMULATIVE TRANSLATION A
 RETAINED EARNINGS                 44,815            (184)          26,633          3,011               28             (611)

-----------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL (LINES 79           44,815            (183)          (1,027)         2,017            1,011           (1,861)
-----------------------------------------------------------------------------------------------------------------------------

       LESS TREASURY STOC

-----------------------------------------------------------------------------------------------------------------------------
          SHAREHOLDERS' E          44,815            (183)          (1,027)         2,017            1,011           (1,861)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD          44,985            (210)           2,932          3,088            1,092            2,229


              BUYCO, INC.          WAILUKU AGR.     MAUNA KEA                       BUYCO BREWER      BUYCO        MAUNA KEA AGR -
                                   LAND             AGR - LAND        BUYCO, INC    ELIM JE           COMBINED     DIV AGR.
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER LIA                  787               267           4,879          (1,406)         3,473               (51)
-----------------------------------------------------------------------------------------------------------------------------------

MIN INT IN NET ASSETS OF
 PREFERRED/PREFERENCE STO
 COMMON STOCK
 ADDT'L PIC,R/E & CUM TRA

-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL MINORITY
-----------------------------------------------------------------------------------------------------------------------------------

 EXCESS NET ASSETS OVER C

STOCKHOLDERS' EQUITY:
 HEAD OFFICE ACCOUNT
 PREFERRED STOCK
 PREFERENCE STOCK
 COMMON STOCK                                                              6,059          (5,201)           858
 ADDITIONAL PAID-IN CAPIT                1,693            34,201            (416)            (1)           (417)            3,777
 CUMULATIVE TRANSLATION A
 RETAINED EARNINGS                      31,665             5,556         (14,966)            359        (14,607)           (2,116)

-----------------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL (LINES 79                33,358            39,757          (9,323)         (4,843)       (14,166)            1,661
-----------------------------------------------------------------------------------------------------------------------------------

       LESS TREASURY STOC

-----------------------------------------------------------------------------------------------------------------------------------
          SHAREHOLDERS' E               33,358            39,757          (9,323)         (4,843)       (14,166)            1,661
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD               34,629            38,924           6,222         (15,889)        (9,667)            1,912


                                    17 of 18

EXHIBIT A: ANNUAL
COMBINING STATEMENT OF
INCOME & BALANCE SHEET
PERIOD: FYE 6/30/99
(IN THOUSANDS OF DOLLARS)

                            KILAUEA            CBCL REAL       REVALUATION                   BUYCO      DEDUCT: BUYCO    C. BREWER
         BUYCO, INC.        IRRIGATION INC.    ESTATE ADMIN        JES        CJE        CONSOLIDATED     COMBINED      CONSOLIDATED
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL OTHER LIA                   2                                  (5,375)         31,300     (3,473)            27,827
------------------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 PREFERRED/PREFERENCE STO
 COMMON STOCK                                                                     644             644                           644
 ADDT'L PIC,R/E & CUM TRA                                                      14,771          14,876                        14,876

------------------------------------------------------------------------------------------------------------------------------------
          TOTAL MINORITY                                                       15,415          15,520                        15,520
------------------------------------------------------------------------------------------------------------------------------------

 EXCESS NET ASSETS OVER C                                                       2,076              47                            47


STOCKHOLDERS' EQUITY:
 HEAD OFFICE ACCOUNT
 PREFERRED STOCK                                                              (34,330)
 PREFERENCE STOCK
 COMMON STOCK                               1                                  (7,045)          6,059       (858)             5,201
 ADDITIONAL PAID-IN CAPIT               1,683                                 (13,333)         17,647        417             18,064
 CUMULATIVE TRANSLATION A
 RETAINED EARNINGS                     (1,153)                   27,711      (165,530)         45,562     14,607             60,169

------------------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL (LINES 79                  531                    27,711      (220,238)         69,268     14,166             83,434
------------------------------------------------------------------------------------------------------------------------------------

       LESS TREASURY STOC

------------------------------------------------------------------------------------------------------------------------------------
          SHAREHOLDERS' E                 531                    27,711      (220,238)         69,268     14,166             83,434
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD                 534                    22,929      (424,295)        170,739      9,667            180,406


                                    18 of 18